                                  Exhibit 19.2

                       Independent Accountants' Report


Student Loan Marketing Association
1050 Thomas Jefferson Street, N.W.
Washington, D.C. 20007

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                      Sallie Mae Student Loan Trust 1995-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, as of December 31, 1996 and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the year then ended is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                             /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, VA  20193

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                      Sallie Mae Student Loan Trust 1995-1

We have examined management's assertion that the Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, as of December 31, 1996 and for the year then ended, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company compiled, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the year then ended, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Student Loan Marketing Association
1050 Thomas Jefferson Street, N.W.
Washington, D.C. 20007

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                      Sallie Mae Student Loan Trust 1996-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, as of December 31, 1996 and for the period March 6, 1996 through December 31, 1996, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period March 6, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, VA  20193

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                      Sallie Mae Student Loan Trust 1996-1

We have examined management's assertion that the Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, as of December 31, 1996 and for the period March 6, 1996 through December 31, 1996, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period March 6, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Student Loan Marketing Association
1050 Thomas Jefferson Street, N.W.
Washington, D.C. 20007

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                         SLM Student Loan Trust 1996-2

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2, as of December 31, 1996 and for the period April 26, 1996 through December 31, 1996, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period April 26, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, VA  20193

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                         SLM Student Loan Trust 1996-2

We have examined management's assertion that the Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2, as of December 31, 1996 and for the period April 26, 1996 through December 31, 1996, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period April 26, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Student Loan Marketing Association
1050 Thomas Jefferson Street, N.W.
Washington, D.C. 20007

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                         SLM Student Loan Trust 1996-3

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3, as of December 31, 1996 and for the period July 9, 1996 through December 31, 1996, included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period July 9, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, VA  20193

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                         SLM Student Loan Trust 1996-3

We have examined management's assertion that the Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3, as of December 31, 1996 and for the period July 9, 1996 through December 31, 1996, included in the accompanying report titled Report of Management on Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period July 9, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Student Loan Marketing Association
1050 Thomas Jefferson Street, N.W.
Washington, D.C. 20007

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                         SLM Student Loan Trust 1996-4

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A,
3.2.C, and 3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4, as of December 31, 1996 and for the period October 3, 1996 through December 31, 1996 included in the accompanying report titled Report of Management on Compliance by Administrator. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period October 3, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997

                        Independent Accountants' Report


Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, VA  20193

              and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware  19801

              and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                         SLM Student Loan Trust 1996-4

We have examined management's assertion that the Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and 3.15 of
the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4, as of December 31, 1996 and for the period October 3, 1996 through December 31, 1996, included in the accompanying report titled Report of Management Compliance by Servicer. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above, as of December 31, 1996, and for the period October 3, 1996 through December 31, 1996, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

                                                      /s/ Ernst & Young LLP

March 21, 1997